Ivy Funds

Supplement dated November 4, 2019 to the

Ivy Funds Statement of Additional Information

dated July 31, 2019

The following replaces the third paragraph of the “The Funds, Their Investments, Related Risks and Restrictions — Specific Securities and Investment Practices — Loans and Other Direct Debt Instruments — Floating Interest Rate Loans” section on page 25:

The yield on a floating rate loan will depend primarily on the terms of the underlying floating rate loan and the base lending rate chosen by the borrower. The relationship between LIBOR, the CD Rate, the Prime Rate, and the federal funds rate will vary as market conditions change. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

The following replaces the last two paragraphs of the “Management of the Trust — Compensation” section on page 78:

Class A shares and Class E shares of a Fund may be purchased at NAV by current and former Trustees of the Trust (or former directors of any entity to which the Trust or any of the Ivy Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of Waddell & Reed, and former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are investing the distribution of plan assets into an IRA (Class A shares only). For this purpose, child includes stepchild and parent includes stepparent. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A and Class E shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A or Class E shares at NAV into new accounts that are established after October 31, 2019. See Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A and Class E Shares for more information.

The contingent deferred sales charge (CDSC) for Class A shares, Class B shares, Class C shares and Class E shares that are subject to a CDSC will not apply to redemptions of shares purchased by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents of each (including redemptions from certain retirement plans and certain trusts for these individuals), and employees of financial advisors of Waddell & Reed. Commencing on October 31, 2019, the only former Trustees, employees and financial advisors who are eligible to sell their Class B or Class C shares (or Class A or Class E shares that are subject to a CDSC) without paying a CDSC are those selling from accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to sell their Class B or Class C shares (or Class A or Class E shares that are subject to a CDSC) without paying a CDSC from accounts that are established after October 31, 2019.

The following replaces the first and second paragraphs of the “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A and Class E Shares” section on page 147:

Class A and Class E shares of a Fund may be purchased at NAV by current and former Trustees of the Trust (or former directors or trustees of any entity to which the Trust or any of the Ivy Funds is the successor), directors of any affiliated companies of the Trust, or of any affiliated entity of IDI, current and former employees of IDI and its affiliates, current and former financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), the employees of financial advisors of Waddell & Reed, and former participants in the Waddell & Reed Financial, Inc. 401(k) and Thrift Plan and/or the Waddell & Reed Financial, Inc. Retirement Income Plan who are investing the distribution of plan assets into an IRA (Class A shares only). Commencing on October 31, 2019, the only former Trustees, employees and financial advisors that are eligible to purchase Class A and Class E shares at NAV are those purchasing into accounts that were established by such individuals prior to October 31, 2019. Such individuals are not eligible to purchase Class A or Class E shares at NAV into new accounts that are established after October 31, 2019.

Supplement	Statement of Additional Information	1

For this purpose, child includes stepchild and parent includes stepparent. Purchases of Class A shares in an IRA sponsored by IDI or its affiliates established for any of these eligible purchasers also may be at NAV. Purchases of Class A shares in any Qualified Plan under which the eligible purchaser is the sole participant also may be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser also are eligible for NAV purchases of Class A shares. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A and Class E shares at NAV whether or not the custodian himself is an eligible purchaser.

The following replaces the fourth paragraph of the “Purchase, Redemption and Pricing of Shares — Net Asset Value Purchases of Class A and Class E Shares” section on page 148:

Individuals investing through direct transfers or rollovers from an employee benefit plan established under Section 401(a), other than a plan exempt from Title I of the Employee Retirement Income Security Act of 1974 may purchase Class A shares at NAV, provided that such plan is assigned to Waddell & Reed as the broker-dealer of record at the time of transfer or rollover.

Effective immediately, the words “If you qualify” are deleted from the first paragraph of the “Purchase, Redemption and Pricing of Shares — Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders” section on page 149 and the first paragraph of the “ Systematic Withdrawal Plan for Class E Shareholders” section on page 150.

Effective immediately, the first paragraph of the “Purchase, Redemption and Pricing of Shares — Systematic Withdrawal Plan for Class A, Class B and Class C Shareholders” section and the third paragraph of the “Systematic Withdrawal Plan for Class E Shareholders” section on page 150 are deleted in their entirety.

2	Statement of Additional Information	Supplement